UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/30/2006

NYSE Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32829

Delaware	20-2786071
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11 Wall Street, New York, NY 10005
(Address of principal executive offices, including zip code)

(212) 656-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

NYSE Group, Inc. (NYSE: NYX) today announced a number of changes to transaction fees on New York Stock Exchange-listed equities and NYSE Arca Options, effective July 1 and Aug. 1, 2006, respectively. This is NYSE's first significant price change to transaction fees in many years.

On June 30, 2006, NYSE Group issued a press release entitled "NYSE Group Announces Pricing Changes for Equities and Options Trading." A copy of that press release is attached as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 - Press release entitled "NYSE Group Announces Pricing Changes for Equities and Options Trading."

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Group, Inc.

Date: June 30, 2006	By:	/s/ Nelson J. Chai
Nelson J. Chai
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release entitled NYSE Group Announces Pricing Changes for Equities and Options Trading